iMGP Oldfield International Value Fund

Summary Prospectus

Institutional Class Ticker Symbol: POIVX	April 29, 2024

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at http://imgpfunds.com/documents-forms. You may also obtain this information at no cost by calling 1-800-960-0188. The Fund’s Prospectus and Statement of Additional Information, each dated April 29, 2024, are incorporated by reference into this Summary Prospectus.

Investment Objective

The iMGP Oldfield International Value Fund (the “Oldfield International Value Fund”) seeks long-term growth of capital; that is, the increase in the value of your investment over the long term.

Fund Summary	1

Fees and Expenses of the Oldfield International Value Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Oldfield International Value Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Institutional Class
Management Fees	0.70%
Distribution and or Service (12b-1) Fees	None
Other Expenses	0.64%
Interest and Dividend Expenses	0.01%
Total Other Expenses	0.65%

Total Annual Fund Operating Expenses	1.35%
Fee Waiver and/or Expense Reimbursement(1)	(0.41)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	0.94%

(1)

iM Global Partner Fund Management, LLC (formerly, Litman Gregory Fund Advisors, LLC) (“iM Global” or the “Advisor”), the advisor to the Oldfield International Value Fund, has contractually agreed to limit the Oldfield International Value Fund’s operating expenses (excluding any taxes, interest, brokerage commissions, borrowing costs, dividend expenses, acquired fund fees and expenses and extraordinary expenses) through April 30, 2025 to an annual rate of 0.94% for the Institutional Class (the “Operating Expense Limitation”). This agreement may be renewed for additional periods not exceeding one (1) year and may be terminated by the Board of Trustees (the “Board”) of Litman Gregory Funds Trust (the “Trust”) upon sixty (60) days’ written notice to iM Global. iM Global may also decline to renew this agreement by written notice to the Trust at least thirty (30) days before the renewal date. Pursuant to this agreement, iM Global may recoup reduced fees and expenses only within three years from the end of the month in which the reimbursement took place, provided that the recoupment does not cause the Fund’s annual expense ratio to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment.

Example

This example is intended to help you compare the cost of investing in the Oldfield International Value Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Oldfield International Value Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Oldfield International Value Fund’s operating expenses remain the same. The cost for the Oldfield International Value Fund reflects the net expenses of the Oldfield International Value Fund that result from the contractual expense limitation in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Institutional Class	$96	$373	$686	$1,576

Portfolio Turnover

The Oldfield International Value Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Oldfield International Value Fund are held in a taxable account as compared to shares in investment companies that hold investments for a longer period. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Oldfield International Value Fund’s performance. During the most recent fiscal year, the Oldfield International Value Fund’s portfolio turnover rate was 27.70%.

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Principal Strategies

The Oldfield International Value Fund invests in the securities of companies with market capitalization of $10 billion or greater that the sub-advisor to the Fund (the “manager” or “sub-advisor”) believes have strong appreciation potential. The Advisor believes that giving highly disciplined managers latitude in the types of stocks they can own can confer an advantage over managers who are more tightly constrained to an arbitrary “style box.” This belief underlays the premise of the Oldfield International Value Fund to give its sub-advisor broad flexibility but limit the sub-advisor to its highest-conviction ideas. The Advisor is responsible for recommending which sub-advisors to hire or remove. Before hiring a sub-advisor, the Advisor performs extensive due diligence. This includes quantitative and qualitative analysis, including (but not limited to) an evaluation of the investment process, the consistency of its execution and discipline; individual holdings; strategies employed, past mistakes, risk controls, team depth and quality; operations and compliance; and business focus and vision. The Advisor’s evaluation process includes review of literature and documents, quantitative historical performance evaluation, extensive discussions with members of the investment team and firm management and background checks through industry contacts.

Under normal market conditions, the Oldfield International Value Fund’s portfolio is typically composed of between 25 to 30 stocks. Under normal market conditions, the Oldfield International Value Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of value companies domiciled outside the United States, or having the majority of their assets located in or deriving a majority of their operating income from countries outside the United States, mostly mid-to large-sized companies (i.e., companies with a market capitalization of greater than $10 billion at the time of acquisition). Investments in companies located in emerging market countries are expected to be 20% or less of the Oldfield International Value Fund’s net assets. iM Global defines an emerging market country as any country that is included in the MSCI Emerging Markets Index. Value stocks are those that are believed to be undervalued in comparison to their peers due to temporary adverse market or industry or business developments that result in a stock trading at a discount to estimated long-term intrinsic value, which is determined by the sub-advisor and measured using traditional financial metrics such as low price-to-earnings, price-to-cash-flow, and/or price-to-book ratios.

The Oldfield International Value Fund may focus its investments in certain sectors – including, but not limited to, the consumer staples, financial and industrial sectors – from time to time as a result of the implementation of the Oldfield International Value Fund’s investment strategy by the manager, but sector focus is not a principal strategy of the Oldfield International Value Fund.

Principal Risks

Investment in stocks exposes shareholders of the Oldfield International Value Fund to the risk of losing money if the value of the stocks held by the Oldfield International Value Fund declines during the period an investor owns shares in the Oldfield International Value Fund. An investment in the Oldfield International Value Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following risks could affect the value of your investment. Some or all of these risks may adversely affect the Oldfield International Value Fund’s net asset value per share, total return and/or ability to meet its objective.

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Foreign Investment Risk. This is the risk that an investment in foreign (non-U.S.) securities may cause the Oldfield International Value Fund to experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to, among other factors, less publicly available information, less stringent and less uniform accounting, auditing and financial reporting standards, less liquid and more volatile markets, higher transaction and custody costs, additional taxes, less investor protection, delayed or less frequent settlement, political or social instability, civil unrest, acts of terrorism, regional economic volatility, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments.

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Country/Regional Risk. This is the risk that world events – such as political upheaval, financial troubles, or natural disasters – will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Oldfield International Value Fund may invest a large portion of its assets in securities of companies located in any one country or region, including emerging markets, the Oldfield International Value Fund’s performance may be hurt disproportionately by the poor performance of its investments in that area. Country/regional risk is heightened in emerging markets.

Fund Summary	3

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Europe Investing Risk. The Oldfield International Value Fund may invest a significant portion of its assets in issuers based in Western Europe and the United Kingdom (“UK”). The economies of countries in Europe are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. Efforts by the member countries of the European Union (“EU”) to continue to unify their economic and monetary policies may increase the potential for similarities in the movements of European markets and reduce the potential investment benefits of diversification within the region. However, the substance of these policies may not address the needs of all European economies. European financial markets have in recent years experienced increased volatility due to concerns with some countries’ high levels of sovereign debt, budget deficits and unemployment. Markets have also been affected by the decision by the UK to withdraw from the EU (an event commonly known as “Brexit”). There continues to be uncertainty surrounding the ultimate impact of Brexit on the UK, the EU and the broader global economy. An exit by any member countries from the EU or the Economic and Monetary Union of the EU, or even the prospect of such an exit, could lead to increased volatility in European markets and negatively affect investments both in issuers in the exiting country and throughout Europe.

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Asia Investing Risk. The value of the Oldfield International Fund’s assets may be adversely affected by political, economic, social and religious instability; inadequate investor protection; changes in laws or regulations of countries within the Asian region (including countries in which the Oldfield International Fund invests, as well as the broader region); international relations with other nations; natural disasters; corruption and military activity. The economies of many Asian countries differ from the economies of more developed countries in many respects, such as rate of growth, inflation, capital reinvestment, resource self-sufficiency, financial system stability, the national balance of payments position and sensitivity to changes in global trade.

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Value Stock Risk. Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of the manager, undervalued. The value of a security believed by the manager to be undervalued may never reach what is believed to be its full (intrinsic) value.

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Emerging Markets Risk. This is the risk that the value of the Oldfield International Value Fund’s emerging markets investments will decline due to the greater degree of economic, political and social instability of emerging or developing countries as compared to developed countries. Investments in emerging market countries are subject to substantial risks due to, among other factors, different accounting standards and thinner trading markets as compared to those in developed countries; less publicly available and reliable information about issuers as compared to developed markets; the possibility of currency transfer restrictions; and the risk of expropriation, nationalization or other adverse political, economic or social developments.

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Currency Risk. This is the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Oldfield International Value Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

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Market Risk. The value of the Oldfield International Value Fund’s shares will fluctuate based on the performance of the Oldfield International Value Fund’s investments and other factors affecting the securities markets generally. Certain investments selected for the Oldfield International Value Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time. The value of the Oldfield International Value Fund’s investments may go up or down, sometimes dramatically and unpredictably, based on current market conditions, such as real or perceived adverse political or economic conditions, inflation, changes in interest rates, lack of liquidity in the fixed income markets or adverse investor sentiment.

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Geopolitical Events Risk. The interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Oldfield International Value Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long-term effects on both the U.S. and global financial markets.

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Equity Securities Risk. This is the risk that the value of equity securities may fluctuate, sometimes rapidly and unpredictably, due to factors affecting the general market, an entire industry or sector, or particular companies. These

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factors include, without limitation, adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment; increases in production costs; and significant management decisions. This risk is greater for small-and medium-sized companies, which tend to be more vulnerable to adverse developments than larger companies.

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Large Shareholder Purchase and Redemption Risk. The Oldfield International Value Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Oldfield International Value Fund. Such large shareholder redemptions may cause the Oldfield International Value Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Oldfield International Value Fund’s net asset value and liquidity. Similarly, large share purchases may adversely affect the Oldfield International Value Fund’s performance to the extent that the Oldfield International Value Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in the Oldfield International Value Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Oldfield International Value Fund’s expense ratio.

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Mid-Sized Companies Risk. The Oldfield International Value Fund may invest a portion of its assets in the securities of mid-sized companies. Securities of these companies are generally more volatile and less liquid than the securities of large-cap companies. This is because mid-cap companies may be more reliant on a few products, services or key personnel than large-cap companies, which can make it riskier than investing in larger companies with more diverse product lines and structured management.

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Sector Weightings Risk. Although sector focus is not a principal strategy of the Oldfield International Value Fund, the Oldfield International Value Fund may from time to time emphasize investments in a particular sector as a result of the implementation of its principal investment strategies. To the extent that the Oldfield International Value Fund emphasizes investments in a particular sector, the Oldfield International Value Fund has the potential to be subject to a greater degree to the risks particular to that sector. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector. By focusing its investments in a particular sector, the Oldfield international Value Fund may potentially face more risks than if it were diversified broadly over numerous sectors.

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Consumer Staples Sector Risk. The Oldfield International Value Fund may invest a portion of its assets in the consumer staples sector. The success of companies in this sector may be affected by, among other things, marketing campaigns, changes in consumer demands, government regulations and changes in commodity prices.

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Financial Sector Risk. The Oldfield International Value Fund may invest a portion of its assets in the financial services sector and, therefore, the performance of the Oldfield International Value Fund could be negatively impacted by events affecting this sector, including changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt and the availability and cost of capital.

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Industrial Sector Risk. The Oldfield International Value Fund may invest a portion of its assets in the industrial sector. Companies in the industrial sector could be affected by, among other things, government regulation, world events and global economic conditions, insurance costs, and labor relations issues.

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Investment Selection Risk. The specific investments held in the Oldfield International Value Fund’s investment portfolio may underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of a portfolio manager’s choice of securities.

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Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Oldfield International Value Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Oldfield International Value Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Oldfield International Value Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

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Operational Risk. Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes. Various operational events or circumstances are outside the Advisor’s or sub-advisor’s control, including instances at third parties. The Oldfield International Value Fund, the Advisor and the sub-advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Fund Summary	5

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Securities Lending Risk: The Fund may engage in securities lending. Securities lending involves possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. The Fund could also lose money if the value of the collateral decreases. As a result, the value of the Fund shares may fall.

Performance

The following performance information provides some indication of the risks of investing in the Oldfield International Value Fund. The bar chart shows changes in the performance of the Oldfield International Value Fund’s Institutional Class shares from year to year. The table below shows how the Oldfield International Value Fund’s average annual total returns of the Institutional Class for the 1-year and since inception periods compare to those of a broad-based market index, a secondary market index and an index of peer group mutual funds. Past performance, before and after taxes, does not necessarily indicate how the Oldfield International Value Fund will perform in the future. Updated performance information is available on the Oldfield International Value Fund’s website at www.imgpfunds.com.

Oldfield International Value Fund – Institutional Class

Calendar Year Total Returns as of December 31

During the period shown above, the highest and lowest quarterly returns earned by the Oldfield International Value Fund were:

Highest:	20.58%	Quarter ended December 31, 2022
Lowest:	-15.24%	Quarter ended September 30, 2022

Average Annual Total Returns (for the periods ended December 31, 2023)
Oldfield International Value Fund	One Year	Since Fund Inception (11/30/2020)
Institutional Class
Return Before Taxes	17.74%	6.15%
Return After Taxes on Distributions	17.33%	5.83%
Return After Taxes on Distributions and Sale of Fund Shares	11.30%	4.95%
MSCI EAFE Index
(reflects no deduction for fees, expenses or taxes)*	18.24%	5.45%
MSCI EAFE Value Index
(reflects no deduction for fees, expenses or taxes)*	18.95%	8.90%
Morningstar Foreign Large Value Category
(reflects no deduction for fees, expenses or taxes)	17.49%	7.60%

*	Effective April 29, 2024, the MSCI EAFE Index became the Fund’s primary benchmark and the MSCI EAFE Value Index became the Fund’s secondary benchmark.

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Management
INVESTMENT ADVISOR	PORTFOLIO MANAGER	MANAGED THE OLDFIELD INTERNATIONAL VALUE FUND SINCE:
iM Global Partner Fund Management, LLC	Jack Chee, CIO Asset Management US, Managing Director and Co-Portfolio Manager	2023

	Kiko Vallarta, CFA, Senior Vice President, Co-Head of Equity Strategies and Co-Portfolio Manager	2022
SUB-ADVISOR	PORTFOLIO MANAGER	MANAGED THE OLDFIELD INTERNATIONAL VALUE FUND SINCE:
Oldfield Partners LLP	Nigel Waller, Chief Investment Officer, Co-Portfolio Manager	2020

	Andrew Goodwin, Partner, Co-Portfolio Manager	2020

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day by written request via mail (Litman Gregory Funds Trust, c/o SS&C Global Investor & Distribution Solutions, Inc., P.O. Box 219922, Kansas City, MO 64121-9922), by wire transfer, by telephone at 1-800-960-0188, or through a financial intermediary. The minimum initial and subsequent investment amounts for the Fund are shown below.

Fund/Type of Account	Minimum Initial Investment(1)	Minimum Additional Investment	Minimum Account Balance
Regular
- Institutional Class	$10,000	$250	$2,500
Retirement Account
- Institutional Class	$1,000	$100	$250
Automatic Investment Account
- Institutional Class	$2,500	$250	$2,500

(1)

The minimum investment amounts may be waived or lowered for investments effected through banks and other institutions that have entered into arrangements with the Fund or the distributor of the Fund and for investments effected on a group basis by certain other entities and their employees, such as investments pursuant to a payroll deduction plan and asset-based or wrap programs. Please consult your financial intermediary for information about minimum investment requirements. The Fund reserves the right to change or waive the minimum initial and subsequent investment requirements at any time. The Fund reserves the right to close purchases to new investors at any time.

Tax Information

Depending on the character of income distributed, the Fund’s distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (as a bank), the Fund and/or iM Global may pay the intermediary the for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Fund Summary	7